UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2013

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan 48098
(Address of principal executive offices) (Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 22, 2013, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its preliminary results of operations and financial condition for the three months ended September 30, 2013. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analysis for the three and nine months ended September 30, 2013 as part of its Quarterly Report on Form 10-Q.

On October 23, 2013, the Company will hold a quarterly conference call to review third quarter 2013 earnings. A copy of the slide presentation to be used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated October 22, 2013

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Third Quarter 2013 Financial Results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: October 23, 2013	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated October 22, 2013

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Third Quarter 2013 Financial Results